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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1
                         TO CURRENT REPORT ON FORM 8-K

                                       ON

                                   FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):       DECEMBER 10, 1996



                             ENERGY VENTURES, INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                       0-7265                      04-2515019
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



           5 POST OAK PARK, SUITE 1760,
                  HOUSTON, TEXAS                              77027-3415
     (Address of Principal Executive Offices)                 (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                       Exhibit Index Appears on Page 5
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                               INTRODUCTORY NOTE

         On December 26, 1996, Energy Ventures, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Report") disclosing the acquisition of the operating assets of Arrow Completion Systems, Inc. ("Arrow") under Item 2 of the Original Report. Since such filing, the Company has obtained the financial statements with respect to Arrow and has determined that the acquisition of the assets of Arrow did not constitute an acquisition of a significant amount of assets as defined in the instructions to Item 2. As a result of such determination, this Amendment No. 1 to the Original Report hereby deletes Item 2 of the Original Report in its entirety and restates Items 5 and 7 in their entirety.


ITEM 5.  OTHER EVENTS.

         GulfMark Acquisition

         On December 5, 1996, Energy Ventures, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with GulfMark Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company, GulfMark International, Inc., a Delaware corporation ("GulfMark"), and New GulfMark International, Inc., a Delaware corporation and wholly owned subsidiary of GulfMark ("New GulfMark"), providing for the acquisition by the Company of GulfMark pursuant to a tax free merger (the "Merger") in which approximately 2.2 million shares of the Company's common stock, $1.00 par value (the "Common Stock"), will be issued to the stockholders of GulfMark.

         Prior to the Merger, GulfMark will contribute its marine transportation services business to New GulfMark and will then spin-off to its stockholders the stock of New GulfMark. Following the spin-off, the remaining assets of GulfMark will consist of approximately 2.2 million shares of the Company's Common Stock, GulfMark's erosion control business and certain corporate and miscellaneous assets. It is anticipated that GulfMark will have no material debt as of the consummation of the Merger. The acquisition of GulfMark is expected to increase the Company's stockholder base while allowing it to acquire a profitable low cost business at an attractive price.

         The Merger is subject to various conditions, including the receipt of all required regulatory approvals and the expiration or termination of all waiting periods (and extensions thereof) under the Hart-Scott-Rodino Anti-trust Improvements Act of 1976, as amended. Although there can be no assurance that the Merger will close, the Company currently anticipates that the acquisition will be consummated shortly after the receipt of such regulatory approvals and the approval of the Merger by the stockholders of the Company and GulfMark.

         A copy of the press release announcing the signing of the Merger Agreement is filed as Exhibit 99.2 and is hereby incorporated herein by reference.

         Arrow Acquisition

         On December 10, 1996, the Company completed the acquisition (the "Arrow Acquisition") of the operating assets of Arrow Completion Systems, Inc., a Texas corporation ("Arrow"), from Weatherford Enterra, Inc., a Delaware corporation, pursuant to a Stock Purchase Agreement dated as of October 18, 1996 (the "Arrow Agreement"). Under the terms of the Arrow Agreement, the Company paid consideration of approximately $21.3 million cash and assumed certain liabilities of Arrow. The cash consideration paid in the Arrow Acquisition





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was funded with a portion of the proceeds from the Company's recent sale of its
Mallard Bay drilling rig division to Parker Drilling Company.

         Arrow is a manufacturer and distributor of downhole packers and oil recovery and completion service tools. The Company currently intends to integrate the operations of Arrow with those of its oil tools division and to offer Arrow's product line and services in conjunction with the Company's own line of oilfield equipment, tools and services.

         A copy of the press release announcing the closing of the Arrow Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

         2.1     -   Asset Purchase Agreement dated as of October 18, 1996, by
                     and among Energy Ventures, Inc., Arrow Completion Systems,
                     Inc. and Weatherford Enterra, Inc. (incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 0-7265, filed December 26, 1996).

         2.2     -   Agreement and Plan of Merger dated as of December 5, 1996, among Energy Ventures, Inc., GulfMark Acquisition Co.,
                     GulfMark International, Inc. and New GulfMark
                     International, Inc. (incorporated by reference to Exhibit
                     No. 2.2 to Form 8-K, File 0-7265, filed December 26,
                     1996).

         2.3     -   Agreement and Plan of Distribution dated as of December 5,
                     1996, by and among GulfMark International, Inc., New
                     GulfMark International, Inc. and Energy Ventures, Inc.
                     (incorporated by reference to Exhibit No. 2.3 to Form 8-K,
                     File 0-7265, filed December 26, 1996).

         4.1     -   Amended and Restated Credit Agreement among Energy
                     Ventures, Inc., the Subsidiary Guarantors defined therein, the Lenders defined therein and The Chase Manhattan Bank dated as of December 6, 1996, including the form of Note
                     (incorporated by reference to Exhibit No. 4.1 to Form 8-K,
                     File 0-7265, filed December 26, 1996).

        99.1     -   Press Release of the Company dated December 11, 1996,
                     announcing the closing of the Arrow Agreement
                     (incorporated by reference to Exhibit No. 99.1 to Form
                     8-K, File 0-7265, filed December 26, 1996).

        99.2     -   Press Release of the Company dated December 5, 1996,
                     announcing the signing of the Merger Agreement
                     (incorporated by reference to Exhibit No. 99.2 to Form
                     8-K, File 0-7265, filed December 26, 1996).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENERGY VENTURES, INC.



Dated: January 23, 1997                            /s/ FRANCES R. POWELL
                                            ------------------------------------
                                                      Frances R. Powell
                                                  Vice President, Accounting
                                                        and Controller





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                               INDEX TO EXHIBITS


        Number                               Exhibit
        ------                               -------
          2.1           Asset Purchase Agreement dated as of October 18, 1996,
                        by and among Energy Ventures, Inc., Arrow Completion
                        Systems, Inc. and Weatherford Enterra, Inc.
                        (incorporated by reference to Exhibit No. 2.1 to Form
                        8-K, File 0-7265, filed December 26, 1996).

          2.2           Agreement and Plan of Merger dated as of December 5,
                        1996, among Energy Ventures, Inc., GulfMark Acquisition
                        Co., GulfMark International, Inc. and New GulfMark
                        International, Inc. (incorporated by reference to Exhibit No. 2.2 to Form 8-K, File 0-7265, filed December
                        26, 1996).

          2.3 Agreement and Plan of Distribution dated as of December 5, 1996, by and among GulfMark International,
                        Inc., New GulfMark International, Inc. and Energy
                        Ventures, Inc. (incorporated by reference to Exhibit No.
                        2.3 to Form 8-K, File 0-7265, filed December 26, 1996).

          4.1           Amended and Restated Credit Agreement among Energy
                        Ventures, Inc., the Subsidiary Guarantors defined therein, the Lenders defined therein and The Chase
                        Manhattan Bank dated as of December 6, 1996, including the form of Note (incorporated by reference to Exhibit
                        No. 4.1 to Form 8-K, File 0-7265, filed December 26,
                        1996).

         99.1 Press Release of the Company dated December 11, 1996, announcing the closing of the Arrow Agreement
                        (incorporated by reference to Exhibit No. 99.1 to Form
                        8-K, File 0-7265, filed December 26, 1996).

         99.2 Press Release of the Company dated December 5, 1996, announcing the signing of the Merger Agreement
                        (incorporated by reference to Exhibit No. 99.2 to Form
                        8-K, File 0-7265, filed December 26, 1996).





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